EXHIBIT     DESCRIPTION

EX-99.B1a   Amended  Declaration of Trust dated May 31, 1995 (filed as a part of
            Post-Effective  Amendment  No. 22 to the  Registration  Statement on
            Form  N-1A  of  the  Registrant  on  October  27,  1995,   Accession
            #717316-95-000007).

EX-99.B1b   Amendment  to  the   Declaration  of  Trust  (filed  as  a  part  of
            Post-Effective  Amendment  No. 25 to the  Registration  Statement on
            Form  N-1A  of  the  Registrant  on  December  15,  1997,  Accession
            #717316-97-000012).

EX-99.B2 Amended and Restated Bylaws dated May 17, 1995 (filed as a part of Post-Effective Amendment No. 22 on Form N-1A of the Registrant on October 27, 1995, Accession #717316-95-000007).

EX-99.B4    Investor  Class  Management   Agreement   between  American  Century
            California Tax-Free and Municipal Funds and American Century Investment Management, Inc., dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income Trust on July 31, 1997, Accession #773674-97-000014).

EX-99.B5a   Distribution  Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment  Services,  Inc.
            dated  as of  August  1,  1997  (filed  as a part of  Post-Effective
            Amendment No. 33 to the  Registration  Statement on Form N-1A of the
            American  Century  Government  Income  Trust filed on July 31, 1997,
            Accession #773674-97-000014).

EX-99.B5b   Amendment No. 1 to Distribution  Agreement  between American Century
            California Tax-Free and Municipal Funds and Funds Distributor,  Inc.
            dated  as of  June  1,  1998  (filed  as a  part  of  Post-Effective
            Amendment  No.  23 to the  Registration  Statement  on Form  N-1A of
            American  Century  Quantitative  Equity  Funds  on  June  29,  1998,
            Accession #827060-98-000010).

EX-99.B7 Custodian Agreement between American Century California Tax-Free and Municipal Funds and The Chase Manhattan Bank, dated August 9, 1996, (filed as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust filed on February 7, 1997, Accession #773674-97-000002).

EX-99.B8a   Transfer  Agency  Agreement  between  American  Century   California
            Tax-Free  and  Municipal   Funds  and  American   Century   Services
            Corporation,   dated   August   1,   1997,   (filed  as  a  part  of
            Post-Effective  Amendment  No. 33 to the  Registration  Statement on
            Form N-1A of American  Century  Government  Income Trust on July 31,
            1997, Accession #773674-97-000014).

EX-99.B8b   Amendment to Transfer  Agency  Agreement  between  American  Century
            California   Tax-Free  and  Municipal  Funds  and  American  Century
            Services  Corporation  dated  June  29,  1998  (filed  as a part  of
            Post-Effective  Amendment  No. 23 to the  Registration  Statement on
            Form N-1A of American Century  Quantitative Equity Funds on June 29,
            1998, Accession #827060-98-000010).

EX-99.B9    Opinion and consent of counsel.

EX-99.B10a  Consent of Pricewaterhouse Coopers, LLP, independent auditors, to be filed by amendment.

EX-99.B10b  Consent of KPMG Peat Marwick, LLP, independent auditors, to be filed by amendment.

EX-99.B10c  Power of Attorney dated July 9, 1998, is included herein.

EX-27.4.1   FDS - California Tax-Free Money Market Fund.

EX-27.4.2   FDS - California Municipal Money Market Fund.

EX-27.5.3   FDS - California Intermediate-Term Tax-Free Fund.

EX-27.5.4   FDS - California Long-Term Tax-Free Fund.

EX-27.5.5   FDS - California High-Yield Municipal Fund.

EX-27.5.6   FDS - California Insured Tax-Free Fund.

EX-27.5.7   FDS - California Limited-Term Tax-Free Fund.